UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2005 (January 27, 2005)

ENTRADA NETWORKS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-26952	33-0676350
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation	File Number)	Identification No.)

5755 Oberlin Drive, Suite 204, San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code (858) 597-1102

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the annual stockholders meeting of Entrada Networks, Inc. ("Entrada") held on January 27, 2005, Entrada’s stockholders approved an amendment to Entrada’s Amended and Restated Certificate of Incorporation, increasing the number of Entrada’s authorized shares of Common Stock, $.001 par value, from 50,000,000 to 150,000,000. On January 31, 2005, Entrada filed a Certificate of Amendment with the Secretary of State of the State of Delaware, pursuant to which the amendment will become effective as of such date.

Item 8.01.    Other Events

Entrada held its annual stockholders meeting (the "Annual Meeting") on January 27, 2005 at 10:00 a.m. PST at Entrada’s principle executive offices, 5755 Oberlin Drive, Suite 204, San Diego, California 92121. A total of 14,825,100 shares, or 96%, of Entrada’s issued and outstanding Common Stock entitled to vote at the Annual Meeting was present in person or by proxy at the Annual Meeting. Matters submitted to stockholders at the Annual Meeting and the voting results thereof were as follows:

Election of Directors

Each of Dr. Kanwar J.S. Chadha, Mr. Leonard N. Hecht, Mr. Rohit Phansalkar and Dr. Davinder Sethi, having received a plurality of the votes cast at the Annual Meeting, was re-elected to serve on Entrada’s Board of Directors until the 2006 annual stockholders meeting or until his successor is duly elected and qualified. The following is a breakdown of the voting results:

Director	Votes For	Votes Withheld or Against
Dr. Kanwar J.S. Chadha	14,401,484	423,616
Mr. Leonard N. Hecht	14,621,350	203,750
Mr. Rohit Phansalkar	14,621,417	203,683
Dr. Davinder Sethi	14,617,337	207,763

Ratification of Appointment of BDO Seidman, LLP as Independent Auditor for 2005 Fiscal Year

The stockholders ratified the appointment of BDO Seidman, LLP as Entrada’s independent auditor for the fiscal year ended January 31, 2005, by a majority of votes present at the meeting, in person or by proxy, and entitled to vote on the proposal. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,685,949	79,896	59,255	0

Approval of Amended and Restated 2000 Stock Incentive Plan

The stockholders did not approve the proposal to adopt the Entrada Networks, Inc. Amended and Restated 2000 Stock Incentive Plan. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,242,134	1,078,628	54,607	9,449,731

Approval of Amendment to Amended and Restated Certificate of Incorporation

The stockholders approved an amendment to Entrada’s Amended and Restated Certificate of Incorporation, increasing the number of Entrada’s authorized shares of Common Stock, $.001 par value, from 50,000,000 to 150,000,000, by a majority of shares of Entrada’s Common Stock outstanding and entitled to vote at the Annual Meeting. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,591,321	1,178,247	55,532	0

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99.1
Amended and Restated Certificate of Incorporation of Sync Research, Inc., filed as an exhibit to Entrada Network, Inc.’s Registration Statement on Form S-4/A, filed with the Securities and Exchange Commission on August 3, 2000.

99.2
Certificate of Amendment of Amended and Restated Certificate of Incorporation of Sync Research, Inc., filed as an exhibit to Entrada Network, Inc.’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1999, filed with the Securities and Exchange Commission on August 16, 1999.

99.3
Certificate of Designation of Rights, Preferences and Privileges of Series A Preferred Stock of Sync Research, Inc., filed as an exhibit to Entrada Network, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 19, 2000.

99.4
Certificate of Amendment of Amended and Restated Certificate of Incorporation of Sync Research, Inc., filed as an exhibit to Entrada Network, Inc.’s Annual Report on Form 10-K for the fiscal year ended January 31, 2001, filed with the Securities and Exchange Commission on May 4, 2001.

99.5	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Entrada Networks, Inc., filed herewith.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRADA NETWORKS, INC.

Date:	January 31, 2005	/s/ Davinder Sethi
Davinder Sethi, Ph.D.
Chief Financial Officer
Principal Accounting Officer